Enviromental Obligations	12 Months Ended
Dec. 31, 2012
Environmental Remediation Obligations [Abstract]
Environmental Obligations
Environmental Obligations
We are subject to various federal, state, local and foreign environmental laws and regulations that govern emissions of air pollutants, discharges of water pollutants, and the manufacture, storage, handling and disposal of hazardous substances, hazardous wastes and other toxic materials and remediation of contaminated sites. We are also subject to liabilities arising under the Comprehensive Environmental Response, Compensation and Liability Act (“CERCLA”) and similar state laws that impose responsibility on persons who arranged for the disposal of hazardous substances, and on current and previous owners and operators of a facility for the clean-up of hazardous substances released from the facility into the environment. We are also subject to liabilities under the Resource Conservation and Recovery Act (“RCRA”) and analogous state laws that require owners and operators of facilities that have treated, stored or disposed of hazardous waste pursuant to a RCRA permit to follow certain waste management practices and to clean up releases of hazardous substances into the environment associated with past or present practices. In addition, when deemed appropriate, we enter certain sites with potential liability into voluntary remediation compliance programs, which are also subject to guidelines that require owners and operators, current and previous, to clean up releases of hazardous substances into the environment associated with past or present practices.
We have been named a Potentially Responsible Party (“PRP”) at 29 sites on the federal government’s National Priorities List (“NPL”), at which our potential liability has not yet been settled. In addition, we received notice from the EPA or other regulatory agencies that we may be a PRP, or PRP equivalent, at other sites, including 38 sites at which we have determined that it is reasonably possible that we have an environmental liability. In cooperation with appropriate government agencies, we are currently participating in, or have participated in, a Remedial Investigation/Feasibility Study (“RI/FS”), or equivalent, at most of the identified sites, with the status of each investigation varying from site to site. At certain sites, a RI/FS has only recently begun, providing limited information, if any, relating to cost estimates, timing, or the involvement of other PRPs; whereas, at other sites, the studies are complete, remedial action plans have been chosen, or a Record of Decision (“ROD”) has been issued.
Environmental liabilities consist of obligations relating to waste handling and the remediation and/or study of sites at which we are alleged to have released or disposed of hazardous substances. These sites include current operations, previously operated sites, and sites associated with discontinued operations. We have provided reserves for potential environmental obligations that we consider probable and for which a reasonable estimate of the obligation can be made. Accordingly, total reserves of $236.5 million and $251.2 million, respectively, before recoveries, existed at December 31, 2012 and 2011.
The estimated reasonably possible environmental loss contingencies, net of expected recoveries, exceed amounts accrued by approximately $160 million at December 31, 2012. This reasonably possible estimate is based upon information available as of the date of the filing and the actual future losses may be higher given the uncertainties regarding the status of laws, regulations, enforcement policies, the impact of potentially responsible parties, technology and information related to individual sites.
Additionally, although potential environmental remediation expenditures in excess of the reserves and estimated loss contingencies could be significant, the impact on our future consolidated financial results is not subject to reasonable estimation due to numerous uncertainties concerning the nature and scope of possible contamination at many sites, identification of remediation alternatives under constantly changing requirements, selection of new and diverse clean-up technologies to meet compliance standards, the timing of potential expenditures and the allocation of costs among PRPs as well as other third parties. The liabilities arising from potential environmental obligations that have not been reserved for at this time may be material to any one quarter's or year's results of operations in the future. However, we believe any liability arising from such potential environmental obligations is not likely to have a material adverse effect on our liquidity or financial condition as it may be satisfied over many years.

The table below is a roll forward of our total environmental reserves, continuing and discontinued, from December 31, 2009 to December 31, 2012.

(in Millions)	Operating and Discontinued Sites Total
Total environmental reserves, net of recoveries at December 31, 2009	$184.1
2010
Provision	76.1
Spending, net of recoveries	(35.3)
Net Change	40.8
Total environmental reserves, net of recoveries at December 31, 2010	$224.9

2011
Provision	45.2
Spending, net of recoveries	(43.2)
Net Change	2.0
Total environmental reserves, net of recoveries at December 31, 2011	$226.9

2012
Provision	31.2
Spending, net of recoveries	(42.1)
Net Change	(10.9)
Total environmental reserves, net of recoveries at December 31, 2012	$216.0
To ensure we are held responsible only for our equitable share of site remediation costs, we have initiated, and will continue to initiate, legal proceedings for contributions from other PRPs. At December 31, 2012 and 2011, we have recorded recoveries representing probable realization of claims against U.S. government agencies, insurance carriers and other third parties. Recoveries are recorded as either an offset to the “Environmental liabilities, continuing and discontinued” or as “Other assets” in the consolidated balance sheets. The table below is a roll forward of our total recorded recoveries from December 31, 2011 to December 31, 2012:

(in Millions)	12/31/2011	Increase in Recoveries	Cash Received	12/31/2012
Environmental liabilities, continuing and discontinued	$24.3	$2.2	$6.0	$20.5
Other assets	58.3	5.0	11.7	51.6
Total	$82.6	$7.2	$17.7	$72.1

The table below provides detail of current and long-term environmental reserves, continuing and discontinued.

	December 31,
(in Millions)	2012	2011
Environmental reserves, current, net of recoveries (1)	$15.8	$13.6
Environmental reserves, long-term continuing and discontinued, net of recoveries (2)	200.2	213.3
Total environmental reserves, net of recoveries	$216.0	$226.9
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(1)	“Current” includes only those reserves related to continuing operations. These amounts are included within “Accrued and other liabilities” on the consolidated balance sheets.

(2)	These amounts are included in "Environmental liabilities, continuing and discontinued" on the consolidated balance sheets.

Our net environmental provisions relate to costs for the continued cleanup of both operating sites and for certain discontinued manufacturing operations from previous years. The net provisions are comprised as follows:

	Year ended December 31,
(in Millions)	2012	2011	2010
Continuing operations (1)	$5.8	$3.1	$14.2
Discontinued operations (2)	20.4	25.4	38.1
Net environmental provision	$26.2	$28.5	$52.3
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(1)	Recorded as a component of “Restructuring and other charges (income)” on our consolidated statements of income. See Note 7.

(2)	Recorded as a component of “Discontinued operations, net" on our consolidated statements of income. See Note 9.

On our consolidated balance sheets, the net environmental provisions affect assets and liabilities as follows:

	Year ended December 31,
(in Millions)	2012	2011	2010
Environmental reserves (1)	$31.2	$45.2	$76.1
Other assets (2)	(5.0)	(16.7)	(23.8)
Net environmental provision	$26.2	$28.5	$52.3
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(1)	See above roll forward of our total environmental reserves as presented on our consolidated balance sheets.

(2)	Represents certain environmental recoveries. See Note 20 for details of Other assets as presented on our consolidated balance sheets.

Significant Environmental Sites

Front Royal
This discontinued manufacturing site, built in 1940 by American Viscose, was once one of the world's largest producers of rayon, an instrumental product for NASA's space shuttle program. The facility also made tire cord, parachutes and jump suits for the Department of War during World War II. We purchased the plant in 1963 and sold it in 1976 to Avtex Fibers Corporation. In 1989, this Avtex site was cited for violations of Virginia environmental laws, associated primarily with wastewater discharges into the Shenandoah River and was subsequently shut down. We, as the sole surviving owner of the plant, became the mandated “potentially responsible party” for cleanup purposes.
On October 21, 1999, the Federal District Court for the Western District of Virginia approved a Consent Decree signed by FMC, the EPA (Region III) and the Department of Justice ("DOJ") regarding past response costs and future clean-up work at this site. In January 2010, the EPA issued a Record of Decision (ROD) for Operable Unit 7 (OU-7) primarily addressing waste basins and ground water, which should be the last operable unit to be remediated at the site. Included in our reserves for this site is the cost associated with a groundwater treatment plant which is an integral component of the remedy required to address the OU-7 ROD. This groundwater treatment plant is currently under construction. As part of a prior settlement, government agencies have reimbursed us for approximately one-third of the clean-up costs due to the government's role at the site, and we expect reimbursement to continue in the future. The amount of the reserve for this site was $41.2 million and $36.4 million at December 31, 2012 and 2011, respectively.
Pocatello
From 1949 until 2001, we operated the world's largest elemental phosphorus plant in Power County, Idaho, just outside the city of Pocatello. Since the plant's closure, FMC has worked with the EPA, the State of Idaho, and the Shoshone-Bannock Tribes to develop a proposed cleanup plan for the property. In September of 2012 the EPA issued an interim record of decision (IROD) that is environmentally protective and that ensures the health and safety of both workers and the general public. Since the plant's closure, we have successfully decommissioned our Pocatello plant, completed closure of the RCRA ponds and formally requested that the EPA acknowledge completion of work under a June 1999 RCRA Consent Decree. Future remediation costs include completion of the IROD that addresses groundwater contamination and existing waste disposal areas on the Pocatello plant portion of the Eastern Michaud Flats Superfund Site. Our current reserves factor in the estimated costs associated with implementing the IROD. In addition to implementing the IROD, we continue to conduct work pursuant to CERCLA unilaterial administrative orders to address air emissions from beneath the cap of several of the closed RCRA ponds.
The amount of the reserve for this site was $61.7 million and $63.6 million at December 31, 2012 and 2011, respectively.
Pocatello Tribal Litigation
For a number of years, we engaged in disputes with the Tribes concerning their attempts to regulate our activities on the reservation. On March 6, 2006, a U.S. District Court Judge found that the Tribes were a third-party beneficiary of a 1998 RCRA Consent Decree and ordered us to apply for any applicable Tribal permits relating to the nearly-complete RCRA Consent Decree work. The third-party beneficiary ruling was later reversed by the Ninth Circuit Court of Appeals, but the permitting process continued in the tribal legal system. We applied for the tribal permits, but preserved objections to the Tribes' jurisdiction.
In addition, in 1998, the Tribes and we entered into an agreement (“1998 Agreement”) that required us to pay the Tribes $1.5 million per year for waste generated from operating our Pocatello plant and stored on site. We paid $1.5 million per year until December 2001 when the plant closed. In our view the agreement was terminated, as the plant was no longer generating waste. The Tribes claim that the 1998 Agreement has no end date.
On April 25, 2006 the Tribes' Land Use Policy Commission issued us a Special Use Permit for the “disposal and storage of waste” at the Pocatello plant and imposed a $1.5 million per annum permit fee. The permit and fee were affirmed by the Tribal Business Council on July 21, 2006. We sought review of the permit and fee in Tribal Court, in which the Tribes also brought a claim for breach of the 1998 Agreement. On May 21, 2008, the Tribal Court reversed the permit and fee, finding that they were not authorized under tribal law, and dismissed the Tribes' breach of contract claim. The Tribes appealed to the Tribal Court of Appeals.
On May 8, 2012, the Tribal Court of Appeals reversed the May 21, 2008 Tribal Court decision and issued a decision finding the permit and fee validly authorized and ordering us to pay waste permit fees in the amount of $1.5 million per annum for the years 2002-2007 ($9.0 million in total), the Tribes' demand as set forth in the lawsuit. It also reinstated the breach of contract claim. To date, the Tribes have not demanded fees for any years subsequent to 2007.
Following the issuance of the Tribal Appellate Court's decision, the Tribes filed a motion to correct errors in the Court's decision and to seek fees and costs on appeal. We opposed that motion and filed our own motion to strike certain portions of the decision and supplement the record. The Tribal Appellate Court granted the Tribes' motion for fees but scheduled a further hearing on that motion, and also ordered an evidentiary hearing in the Tribal Appellate Court on the Tribes' breach of contract claim and additional issues related to Tribal jurisdiction. The Tribal Court of Appeals has also indicated that further proceedings are suspended pending receipt of federal funding.
After we exhaust the Tribal administrative and judicial process, we intend to file an action in the United States District Court seeking declaratory and injunctive relief on the grounds that the Tribes lacked jurisdiction over us. We will argue that in accordance with a U.S. Supreme Court decision, we neither consented to jurisdiction, nor engaged in conduct that threatened the political integrity, economic security or health and welfare of tribal members; therefore, the exceptions under which Tribes may assert jurisdiction over non-Indian owners of fee land within a reservation have not been met. Should we prevail on that theory and the Tribes subsequently try to enforce the 1998 Agreement in federal court, we have a number of defenses, including the termination of the agreement.
We have estimated a reasonably possible loss for this matter and it has been reflected in our total reasonably possible loss estimate previously discussed within this note.
Middleport
Our Middleport, NY facility is currently a FMC Agricultural Solutions formulation and packaging plant that formerly manufactured arsenic-based and other products. As a result of past manufacturing operations and waste disposal practices at this facility, releases of hazardous substances have occurred at the the site that have affected soil, sediment, surface water and groundwater at the facility's property and also in adjacent off-site areas. The impact of our discontinued operations was the subject of an Administrative Order on Consent (“AOC”) entered into with the EPA and New York State Department of Environmental Conservation. (the “Agencies”). The AOC requires us to (1) define the nature and extent of contamination caused by our historical plant operations, (2) take interim corrective measures and (3) evaluate Corrective Action Management Alternatives (“CMA”) for discrete contaminated areas.
We have defined the nature and extent of the contamination and have constructed an engineered cover, closed the RCRA regulated surface water impoundments and are collecting and treating both surface water runoff and ground water, which has satisfied the first two requirements of the AOC.
On June 15, 2012, the Agencies issued a Preliminary Statement of Basis (PSOB) that proposes a CMA in two off-site areas that would require us to remediate contamination in approximately 180 residential properties in Middleport to a standard of 20 ppm on a point-to-point basis. We believe that this proposed CMA for these areas is overly conservative and not supported under New York State law. The Middleport community has expressed objections to the Agencies' PSOB on the grounds that it is not supported by site-specific risk assessment and would be disruptive to the community. The Agencies are in the process of reviewing comments received during the public comment period, which closed on August 13, 2012.
The amount of the reserve for this site is $42.4 million and $47.0 million at December 31, 2012 and 2011, respectively. Our reserve continues to include the estimated liability for clean-up to reflect the costs associated with our recommended CMA. Our estimated reasonably possible environmental loss contingencies exposure reflects the additional cost of the CMA proposed in the PSOB.